SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2002

GOODRICH CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York	1-892	34-0252680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On June 18, 2002, Goodrich Corporation (the “Company”) announced that it had entered into a definitive agreement with TRW Inc. to acquire TRW Inc.’s Aeronautical Systems businesses for $1.5 billion in cash. The purchase price was determined by arm’s-length negotiations between the Company and TRW following an auction process conducted by TRW. The Company completed the acquisition on October 1, 2002.

     The acquired businesses design and manufacture commercial and military aerospace systems and equipment, including engine controls, flight controls, power systems, cargo systems, hoists and winches, and actuation systems. These businesses employ approximately 6,200 employees in 22 facilities in nine countries, including manufacturing and service operations in the United Kingdom, France, Germany, Canada, the United States and several Asia/Pacific countries.

     The acquired businesses sell aeronautical systems to major airlines and aircraft producers, as well as to the U.S. government and foreign governments and agencies.

     The Company financed the acquisition through borrowings under a $1.5 billion, 364-day credit facility provided by Citibank, N.A., Merrill Lynch Capital Corporation, Bank of America, N.A., Bank One, N.A. and JPMorgan Chase Bank. The credit facility expires on July 29, 2003. The Company expects to repay amounts outstanding under this credit facility from the net proceeds from long-term financing composed of a mix of debt and equity securities, cash from operations and the net proceeds from the sale of operating and non-operating assets.

ITEM 5. OTHER EVENTS

SFAS No. 142 Goodwill Impairment

     Effective July 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142 “Goodwill and Other Intangible Assets” (“SFAS 142”) applicable to business combinations completed after June 30, 2001. Effective January 1, 2002, additional provisions of SFAS 142, relating to business combinations completed prior to June 30, 2001, became effective and were adopted by the Company. Under the provisions of the standard, intangible assets deemed to have indefinite lives and goodwill are not subject to amortization. All other intangible assets are amortized over their estimated useful lives. Intangible assets and goodwill are subject to annual impairment testing using the guidance and criteria described in the standard. This testing requires comparison of carrying values to fair values, and when appropriate, the carrying value of impaired assets is reduced to fair value.

     During the second quarter of 2002, the Company performed the first of the required impairment tests of goodwill and indefinite lived intangible assets. Based on those results, the Company determined that it was likely that goodwill relating to the Aviation Technical Services “reporting unit” (ATS) had been impaired. ATS is included in the Aerostructures and Aviation Technical Services business segment. During the third quarter of 2002, the Company completed its measurement of the goodwill impairment and recognized an impairment of $36.1 million (representing total goodwill of this reporting unit), which was reported as a cumulative effect of an accounting change in the first quarter of 2002. The results of operations have been restated accordingly.

Retroactive Financial Statement Application

     As noted above, the goodwill impairment charge was recorded as a cumulative effect of an accounting change retroactive to January 1, 2002. Table 1 and Table 2 reflect the impact of this accounting change on the condensed consolidated statement of income and balance sheet as of and for the six months ended June 30, 2002, as previously filed on the Company’s Form 10-Q for the quarter ended June 30, 2002. Table 3 and Table 4 reflect the impact of this accounting change on the condensed consolidated statement of income and balance sheet as of and for the quarter ended March 31, 2002, as previously filed on the Company’s Form 10-Q for the quarter ended March 31, 2002.

Table 1

GOODRICH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(Dollars in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2002	2001	2002	2001

			(Restated)

Sales	$925.5	$1,072.1	$1,846.7	$2,079.8
Operating Costs and Expenses:
Cost of sales	673.3	768.6	1,343.6	1,483.7
Selling and administrative expenses	143.0	149.9	282.1	301.4
Merger-related and consolidation costs	14.6	7.6	22.1	13.4

	830.9	926.1	1,647.8	1,798.5

Operating income	94.6	146.0	198.9	281.3
Interest expense	(23.0)	(28.7)	(46.2)	(58.7)
Interest income	13.0	8.3	19.1	11.9
Other income (expense) – net	6.8	(7.5)	(2.5)	(7.1)

Income before income taxes and Trust distributions	91.4	118.1	169.3	227.4
Income tax expense	(30.2)	(39.6)	(55.9)	(76.1)
Distributions on Trust Preferred Securities	(2.6)	(2.6)	(5.2)	(5.2)

Income from Continuing Operations	58.6	75.9	108.2	146.1
Income (Loss) from Discontinued Operations	(12.7)	7.4	(11.9)	109.5
Cumulative Effect of Change in Accounting	—	—	(36.1)	—

Net Income	$45.9	$83.3	$60.2	$255.6

Basic Earnings (Loss) per Share:
Continuing operations	$0.57	$0.73	$1.06	$1.41
Discontinued operations	(0.12)	0.07	(0.12)	1.06
Cumulative effect of change in accounting	—	—	(0.35)	—

Net Income	$0.45	$0.80	$0.59	$2.47

Diluted Earnings (Loss) per Share:
Continuing operations	$0.56	$0.70	$1.03	$1.36
Discontinued operations	(0.11)	0.08	(0.09)	1.04
Cumulative effect of change in accounting	—	—	(0.35)	—

Net Income	$0.45	$0.78	$0.59	$2.40

Cash dividends declared per common share	$0.20	$0.275	$0.475	$0.55

Table 2

GOODRICH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
(Dollars in millions)

	June 30,	December 31,
	2002	2001

	(Restated)
ASSETS
Current Assets
Cash and cash equivalents	$148.7	$85.8
Accounts and notes receivable, less allowances for doubtful receivables (June 30, 2002, $24.9; December 31, 2001, $42.1)	584.2	570.4
Inventories	873.4	841.5
Deferred income taxes	99.1	112.9
Prepaid expenses and other assets	24.2	26.2
Assets of discontinued operations	—	873.9

Total Current Assets	1,729.6	2,510.7

Property, plant and equipment	930.9	955.5
Prepaid pension	234.3	238.7
Goodwill	696.0	747.3
Identifiable intangible assets	150.9	138.8
Payment-in-kind notes receivable, less discount ($22.8 at June 30, 2002; $22.2 at December 31, 2001)	174.9	168.4
Other assets	455.6	468.1

	$4,372.2	$5,227.5

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term bank debt	$229.9	$113.3
Accounts payable	325.5	396.6
Accrued expenses	470.4	523.6
Income taxes payable	213.5	119.2
Liabilities of discontinued operations	—	589.4
Current maturities of long-term debt and capital lease obligations	5.8	5.9

Total Current Liabilities	1,245.1	1,748.0

Long-term debt and capital lease obligations	1,312.8	1,307.2
Pension obligations	158.7	155.5
Postretirement benefits other than pensions	311.5	320.1
Deferred income taxes	15.8	13.9
Other non-current liabilities	205.6	196.4
Commitments and contingent liabilities	—	—
Mandatorily redeemable preferred securities of trust	125.2	125.0
Shareholders’ Equity
Common stock — $5 par value Authorized 200,000,000 shares; issued 115,613,297 shares at June 30, 2002, and 115,144,771 shares at December 31, 2001 (excluding 14,018,598 shares held by wholly owned subsidiaries at each date)	578.1	575.7
Additional capital	931.3	973.5
Income retained in the business	(14.0)	333.7
Accumulated other comprehensive income	(83.1)	(110.1)
Unearned portion of restricted stock awards	(2.1)	(0.6)
Common stock held in treasury, at cost (13,512,889 shares at June 30, 2002, and 13,446,808 shares at December 31, 2001)	(412.7)	(410.8)

Total Shareholders’ Equity	997.5	1,361.4

	$4,372.2	$5,227.5

Table 3

GOODRICH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

	Three Months Ended
	March 31,

	2002	2001

	(Restated)

Sales	$921.2	$1,007.7
Operating Costs and Expenses:
Cost of sales	670.3	715.1
Selling and administrative expenses	139.1	151.5
Merger-related and consolidation costs	7.5	5.8

	816.9	872.4

Operating income	104.3	135.3
Interest expense	(23.2)	(30.0)
Interest income	6.1	3.6
Other income (expense) — net	(9.3)	0.4

Income before income taxes and Trust distributions	77.9	109.3
Income tax expense	(25.7)	(36.5)
Distributions on Trust Preferred Securities	(2.6)	(2.6)

Income from Continuing Operations	49.6	70.2
Income from Discontinued Operations	0.8	102.1
Cumulative Effect of Change in Accounting	(36.1)	—

Net Income	$14.3	$172.3

Basic Earnings per Share:
Continuing operations	$0.48	$0.68
Discontinued operations	0.01	1.00
Cumulative effect of change in accounting	(0.35)	—

Net Income	$0.14	$1.68

Diluted Earnings per Share:
Continuing operations	$0.47	$0.66
Discontinued operations	0.02	0.96
Cumulative effect of change in accounting	(0.34)	—

Net Income	$0.15	$1.62

Dividends declared per common share	$0.275	$0.275

Table 4

GOODRICH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
(DOLLARS IN MILLIONS)

	March 31,	December 31,
	2002	2001

	(Restated)
ASSETS
Current Assets
Cash and cash equivalents	$103.9	$85.8
Accounts and notes receivable, less allowances for doubtful receivables ($32.4 at March 31, 2002; $42.1 at December 31, 2001)	533.6	570.4
Inventories	867.1	841.5
Deferred income taxes	112.7	112.9
Prepaid expenses and other assets	22.7	26.2
Assets of discontinued operations	917.3	873.9

Total Current Assets	2,557.3	2,510.7

Property, plant and equipment	941.4	955.5
Prepaid pension	237.8	238.7
Goodwill	704.0	747.3
Identifiable intangible assets	144.8	138.8
Payment-in-kind notes receivable, less discount ($22.5 at March 31, 2002; $22.2 at December 31, 2001)	174.0	168.4
Other assets	475.3	468.1

	$5,234.6	$5,227.5

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term bank debt	$149.9	$113.3
Accounts payable	341.1	396.6
Accrued expenses	452.5	523.6
Income taxes payable	189.5	119.2
Liabilities of discontinued operations	630.1	589.4
Current maturities of long-term debt and capital lease obligations	6.1	5.9

Total Current Liabilities	1,769.2	1,748.0

Long-term debt and capital lease obligations	1,305.6	1,307.2
Pension obligations	160.1	155.5
Postretirement benefits other than pensions	313.6	320.1
Deferred income taxes	15.7	13.9
Other non-current liabilities	208.0	196.4
Commitments and contingent liabilities	—	—
Mandatorily redeemable preferred securities of trust	125.1	125.0
Shareholders’ Equity
Common stock — $5 par value Authorized 200,000,000 shares; issued 115,478,463 shares at March 31, 2002, and 115,144,771 shares at December 31, 2001 (excluding 14,000,000 shares held by a wholly-owned subsidiary at each date)	577.4	575.7
Additional capital	966.0	973.5
Income retained in the business	319.9	333.7
Accumulated other comprehensive income	(111.1)	(110.1)
Unearned compensation	(2.4)	(0.6)
Common stock held in treasury, at cost (13,505,977 shares at March 31, 2002, and 13,446,808 shares at December 31, 2001)	(412.5)	(410.8)

Total Shareholders’ Equity	1,337.3	1,361.4

	$5,234.6	$5,227.5

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

The following combined financial statements of TRW Aeronautical Systems are incorporated herein by reference to Exhibit 99.1 filed herewith:

	•	Statements of Operations for the years ended December 31, 2001 and 2000.

	•	Balance Sheets as of December 31, 2001 and 2000.

	•	Statements of Cash Flows for the years ended December 31, 2001 and 2000.

	•	Statements of Changes in Stockholder’s Investment for the years ended December 31, 2001 and 2000.

	•	Notes to Financial Statements.

The report of Ernst & Young LLP, independent auditors, on the combined financial statements of TRW Aeronautical Systems as of December 31, 2001 and 2000 and for the years ended December 31, 2001 and 2000 is filed herewith as part of Exhibit 99.1 and the related consent is filed herewith as Exhibit 23.1. Both the opinion and the consent are incorporated herein by reference.

The following unaudited combined financial statements of TRW Aeronautical Systems are incorporated herein by reference to Exhibit 99.2 filed herewith:

	•	Statements of Operations for the six months ended June 30, 2002 and 2001.

	•	Balance Sheets as of June 30, 2002 and December 31, 2001.

	•	Statements of Cash Flows for the six months ended June 30, 2002 and 2001.

	•	Notes to Financial Statements.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial statements are incorporated herein by reference to Exhibit 99.3 filed herewith:

	•	Unaudited Pro Forma Condensed Combined Balance Sheet at June 30, 2002.

	•	Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2002.

	•	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2001.

	•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Exhibits

	Exhibit 2.1	Master Agreement of Purchase and Sale dated as of June 18, 2002 between Goodrich Corporation and TRW Inc. (incorporated by reference to Exhibit 2(B) to Goodrich Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002).

	Exhibit 2.2	Amendment No. 1 dated as of October 1, 2002 to Master Agreement of Purchase and Sale dated as of June 18, 2002 between Goodrich Corporation and TRW Inc.

	Exhibit 10.1	364-Day Credit Agreement dated as of July 30, 2002 among Goodrich Corporation, the lenders parties thereto and Citibank, N.A., as paying agent for such lenders (incorporated by reference to Exhibit 10(TT) to Goodrich Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002).

Exhibit 10.2	Amendment No. 1 dated as of September 13, 2002 to the 364-Day Credit Agreement dated as of July 30, 2002 among Goodrich Corporation, the lenders parties thereto and Citibank, N.A., as paying agent for such lenders.

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Combined financial statements of TRW Aeronautical Systems as of December 31, 2001 and 2000 and for the years ended December 31, 2001 and 2000 and report of Ernst & Young LLP.

Exhibit 99.2	Unaudited combined financial statements of TRW Aeronautical Systems as of June 30, 2002 and December 31, 2001 and for the six months ended June 30, 2002 and 2001.

Exhibit 99.3	Unaudited pro forma condensed combined financial statements of Goodrich Corporation and TRW Aeronautical Systems.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: October 16, 2002	By:	/s/ Robert D. Koney, Jr.

Robert D. Koney, Jr. Vice President and Controller

5

EXHIBIT INDEX

Exhibit 2.1	Master Agreement of Purchase and Sale dated as of June 18, 2002 between Goodrich Corporation and TRW Inc. (incorporated by reference to Exhibit 2(B) to Goodrich Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002).

Exhibit 2.2	Amendment No. 1 dated as of October 1, 2002 to Master Agreement of Purchase and Sale dated as of June 18, 2002 between Goodrich Corporation and TRW Inc.

Exhibit 10.1	364-Day Credit Agreement dated as of July 30, 2002 among Goodrich Corporation, the lenders parties thereto and Citibank, N.A., as paying agent for such lenders (incorporated by reference to Exhibit 10(TT) to Goodrich Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002).

Exhibit 10.2	Amendment No. 1 dated as of September 13, 2002 to the 364-Day Credit Agreement dated as of July 30, 2002 among Goodrich Corporation, the lenders parties thereto and Citibank, N.A., as paying agent for such lenders.

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Combined financial statements of TRW Aeronautical Systems as of December 31, 2001 and 2000 and for the years ended December 31, 2001 and 2000 and report of Ernst & Young LLP.

Exhibit 99.2	Unaudited combined financial statements of TRW Aeronautical Systems as of June 30, 2002 and December 31, 2001 and for the six months ended June 30, 2002 and 2001.

Exhibit 99.3	Unaudited pro forma condensed combined financial statements of Goodrich Corporation and TRW Aeronautical Systems.